Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☒

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

700 South Flower Street Suite 500 Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

RITE AID CORPORATION
(Exact name of obligor as specified in its charter)

Delaware	23-1614034
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

30 Hunter Lane Camp Hill, Pennsylvania	17011
(Address of principal executive offices)	(Zip code)

112 Burleigh Avenue Norfolk, LLC
(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

1515 West State Street Boise, Idaho, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

1740 Associates, LLC

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

3581 Carter Hill Road—Montgomery Corp.

(Exact name of obligor as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	80-0052336 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

4042 Warrensville Center Road—Warrensville Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	25-1820507 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

5277 Associates, Inc.

(Exact name of obligor as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	23-2940919 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

537 Elm Street Corporation

(Exact name of obligor as specified in its charter)

Rhode Island (State or other jurisdiction of incorporation or organization)	23-2962033 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

5600 Superior Properties, Inc.

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	80-0052337 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

657—659 Broad St. Corp.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	80-0052338 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

764 South Broadway—Geneva, Ohio, LLC

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	23-1974076 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Ann & Government Streets—Mobile, Alabama, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Apex Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2413448 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Broadview and Wallings—Broadview Heights Ohio, Inc.

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	25-1814215 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Central Avenue & Main Street Petal-MS, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Eagle Managed Care Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1724201 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Eighth and Water Streets—Urichsville, Ohio, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

England Street—Asheland Corporation

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	80-0052343 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Fairground, LLC

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1849788 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

GDF, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	34-1343867 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Gettysburg and Hoover—Dayton, Ohio, LLC

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Harco, Inc.

(Exact name of obligor as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	63-0522700 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Alabama Corporation

(Exact name of obligor as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	72-1011085 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Louisiana Corporation

(Exact name of obligor as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	72-1043860 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Mississippi Corporation

(Exact name of obligor as specified in its charter)

Mississippi (State or other jurisdiction of incorporation or organization)	72-0983482 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Services, Incorporated

(Exact name of obligor as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	72-1245171 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Tennessee Corporation

(Exact name of obligor as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	62-1444359 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B Texas Corporation

(Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	72-1010327 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

K&B, Incorporated

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0346254 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Keystone Centers, Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-1730114 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Lakehurst and Broadway Corporation

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	23-2937947 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Mayfield & Chillicothe Roads—Chesterland, LLC

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Munson & Andrews, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Name Rite, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Northline & Dix—Toledo—Southgate, LLC

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Patton Drive and Navy Boulevard Property Corporation

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	23-2870495 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Paw Paw Lake Road & Paw Paw Avenue-Coloma, Michigan, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

PDS-1 Michigan, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2935739 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Perry Distributors, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-1718545 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Perry Drug Stores, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-0947300 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Ram—Utica, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	80-0052329 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

RDS Detroit, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	35-1799950 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

READ’s Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	80-0052330 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Drug Palace, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2325476 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Hdqtrs. Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2308342 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Hdqtrs. Funding, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-3167335 (I.R.S. employer identification no.)
5 West 8th Street Wilmington, Delaware (Address of principal executive offices)	19801 (Zip code)

Rite Aid of Alabama, Inc.

(Exact name of obligor as specified in its charter)

Alabama (State or other jurisdiction of incorporation or organization)	23-2410761 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Connecticut, Inc.

(Exact name of obligor as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	23-1940645 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Delaware, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-1940646 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Florida, Inc.

(Exact name of obligor as specified in its charter)

Florida (State or other jurisdiction of incorporation or organization)	23-2047226 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Georgia, Inc.

(Exact name of obligor as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	23-2125551 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Illinois, Inc.

(Exact name of obligor as specified in its charter)

Illinois (State or other jurisdiction of incorporation or organization)	23-2416666 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Indiana, Inc.

(Exact name of obligor as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	23-2048778 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Kentucky, Inc.

(Exact name of obligor as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	23-2039291 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Maine, Inc.

(Exact name of obligor as specified in its charter)

Maine (State or other jurisdiction of incorporation or organization)	01-0324725 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Maryland, Inc.

(Exact name of obligor as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	23-1940941 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Massachusetts, Inc.

(Exact name of obligor as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	23-1940647 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Michigan, Inc.

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-0857390 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New Hampshire, Inc.

(Exact name of obligor as specified in its charter)

New Hampshire (State or other jurisdiction of incorporation or organization)	23-2008320 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New Jersey, Inc.

(Exact name of obligor as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	23-1940648 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of New York, Inc.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	23-1940649 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of North Carolina, Inc.

(Exact name of obligor as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	23-1940650 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Ohio, Inc.

 (Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	23-1940651 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Pennsylvania, Inc.

(Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-1940652 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of South Carolina, Inc.

(Exact name of obligor as specified in its charter)

South Carolina (State or other jurisdiction of incorporation or organization)	23-2047222 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Tennessee, Inc.

(Exact name of obligor as specified in its charter)

Tennessee (State or other jurisdiction of incorporation or organization)	23-2047224 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Vermont, Inc.

(Exact name of obligor as specified in its charter)

Vermont (State or other jurisdiction of incorporation or organization)	23-1940942 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Virginia, Inc.

(Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	23-1940653 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of Washington, D.C., Inc.

(Exact name of obligor as specified in its charter)

Washington, DC (State or other jurisdiction of incorporation or organization)	23-2461466 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid of West Virginia, Inc.

(Exact name of obligor as specified in its charter)

West Virginia (State or other jurisdiction of incorporation or organization)	23-1940654 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Realty Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-1725347 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Rome Distribution Center, Inc.

(Exact name of obligor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	23-1887836 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Services, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0655440 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Aid Transport, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1793102 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Rite Fund, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0273194 (I.R.S. employer identification no.)
5 West 8th Street Wilmington, Delaware (Address of principal executive offices)	19801 (Zip code)

Rite Investments Corp.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0273192 (I.R.S. employer identification no.)
5 West 8th Street Wilmington, Delaware (Address of principal executive offices)	19801 (Zip code)

Rx Choice, Inc.

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1598207 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Seven Mile and Evergreen—Detroit, LLC

(Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Silver Springs Road—Baltimore, Maryland/One, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Silver Springs Road—Baltimore, Maryland/Two, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

State & Fortification Streets—Jackson, Mississippi, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

State Street and Hill Road—Gerard, Ohio, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

The Lane Drug Company

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	53-0125212 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

The Muir Company

(Exact name of obligor as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	38-0857390 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Thrifty Corporation

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-1297550 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Thrifty PayLess, Inc.

(Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-4391249 (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Tyler and Sanders Roads, Birmingham—Alabama, LLC

(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. employer identification no.)
30 Hunter Lane Camp Hill, Pennsylvania (Address of principal executive offices)	17011 (Zip code)

Senior Secured Debt Securities
(Title of the indenture securities)

1.                                      General information. Furnish the following information as to the trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.                                       A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.                                       A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.                                       A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.                                       The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 8th day of February, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A
.
	By:	/S/ J. BARTOLINI
	Name:	J. BARTOLINI
	Title:	VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK TRUST COMPANY, N.A.

of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

                At the close of business September 30, 2006, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances and currency and coin	3,188
Interest-bearing balances	0
Securities:
Held-to-maturity securities	56
Available-for-sale securities	64,467
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold	49,000
Securities purchased under agreements to resell	128,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income.	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	3,808
Other real estate owned	0
Investments in unconsolidated	0
subsidiaries and associated companies
Not applicable
Intangible assets:
Goodwill	267,486
Other Intangible Assets	15,230
Other assets	40,470
Total assets	$571,705

1

LIABILITIES

Deposits:
In domestic offices	2,039
Noninterest-bearing	2,039
Interest-bearing.	0
Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	58,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	85,004
Total liabilities	145,043
Minority interest in consolidated subsidiaries	0

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	321,520
Retained earnings	104,139
Accumulated other comprehensive
income	3
Other equity capital components	0
Total equity capital	426,662
Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)	571,705

                I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

                William J. Winkelmann        )               Vice President

                We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President	)
Michael F. McFadden, MD	)	Directors (Trustees)
Frank P. Sulzberger, Vice President	)

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